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                                                                    EXHIBIT 99.3

                   FOURTH EXTENSION AND MODIFICATION AGREEMENT

         By this FOURTH EXTENSION AND MODIFICATION AGREEMENT (this "Agreement"), dated as of June 6, 2002 (the "Effective Date"), RYKER DENTAL OF KENTUCKY, INC. ("Lender"), PRACTICEWARES, INC. ("Borrower"), PRACTICEWORKS, INC.
("PracticeWorks") and GREGORY A. JONES ("Jones", and collectively with PracticeWorks, "Pledgors") confirm and agree as follows:

SECTION 1 - RECITALS

         1.1 Borrower and Lender, among others, are parties to that Amended and Restated Asset Purchase Agreement, dated as of December 4, 2002 (as previously and hereafter amended, the "Asset Purchase Agreement"). Capitalized terms used, but not defined, in this Agreement shall have the meanings given to those terms in the Asset Purchase Agreement; provided that all documents referenced by capitalized terms shall refer to those documents as modified by the Prior Extensions (defined below) and as hereafter modified. All documents entered into in connection with or relating to the transactions contemplated by the Asset Purchase Agreement or the Loans (defined below) evidenced by the Notes (defined below) are referred to herein as the "Transaction Documents".

         1.2 At the Closing, in payment of the Purchase Price, Borrower executed and delivered to Lender the following promissory notes (collectively, the "Notes"): (i) Senior Note A in the principal amount of $6,194,200.00; (ii) Senior Note B in the principal amount of $1,200,000.00; and (iii) the Junior
Note in the principal amount of $1,147,800.00.

         1.3 Borrower failed to pay Senior Note A on its original maturity date, and the parties entered into the following agreements, which, among other things, extended the due date of Senior Note A (collectively, the "Prior Extensions"): (i) Extension and Modification Agreement, dated as of January 11, 2002; (ii) Second Extension and Modification Agreement, dated as of February 1, 2002; and (iii) Third Extension and Modification Agreement, dated as of February 15, 2002.

         1.4 The final maturity date for Senior Note A (after giving effect to the Prior Extensions) was March 1, 2002, and Borrower failed to pay Senior Note A in accordance with its terms by that date.

         1.5 Borrower acknowledges that it is in default under the Notes and other Transaction Documents by virtue of, among other things, its payment default under Senior Note A.

         1.6 Borrower desires to adjust the Purchase Price and as a result, pay Lender cash and issue Lender shares of its capital stock, with such payment constituting a payment in full of the Purchase Price and of the principal and interest amounts due and owing under the Notes.

         1.7 Lender is willing to accept this payment for the loans evidenced by the Notes (the "Loans"), as proposed by Borrower, all on the terms, and subject to the limitations, set forth herein.


                                      I-1
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SECTION 2 - MODIFICATIONS AND AGREEMENTS

         2.1 Purchase Price Adjustment. Effective as of the Modification Closing Date, and subject to all of the conditions set forth herein, the Purchase Price shall be adjusted to an amount equal to the total of the following items, which Borrower shall provide to Lender on or before the Payment Deadline, defined below (collectively, the "Payoff"): (a) the sum of $3,800,000.00, payable in the form of a wire transfer of immediately available funds; (b) the sum of $130,672.00, payable in the form of a wire transfer of immediately available funds (which represents the agreed amount of unpaid interest under the Notes as of the date hereof); (c) 2,498,437 shares of common stock, $.001 par value per share, of Borrower (the "Stock"), which shall constitute 19.04% of the issued and outstanding shares of capital stock of Borrower as of the Modification Closing Date, defined below, on a fully diluted basis; and (d) subject to the terms and conditions set forth in an Escrow Agreement substantially in the form attached hereto as EXHIBIT A (the "Escrow Agreement"), deliver to an escrow agent to be agreed upon by the parties, the sum of $200,000.00 in the form of a wire transfer of immediately available funds, for the benefit of Lender, which shall be held for a period of sixty (60) days from the Modification Closing Date and such funds shall be used to offset certain obligations of Lender as set forth in (i) Section 2(e) of the Modification of Asset Purchase Agreement (as defined in Section 2.6); (ii) Section 11.1.H of the Asset Purchase Agreement; and (iii) the Sublease Agreement; provided that such amounts shall be offset against certain obligations of Lender only to the extent that such offset rights and amounts are definitively established pursuant to the Escrow Agreement within said sixty (60) day period. If, for whatever reason, the Payoff is not made to Lender on or before the Payoff Deadline, then the Purchase Price adjustment contemplated herein shall not be made.

         2.2 Payoff Conditions. Borrower's right to make the Payoff shall be conditioned upon the following requirements, all of which Borrower must comply with: (a) Borrower shall make the Payoff on or before the earlier of the following dates (the "Payment Deadline"): (i) June 18, 2002; or (ii) the fourth
(4th) business day following the date of completion of, and receipt of proceeds from, the pending offering of 3,750,000 shares of common stock of PracticeWorks, pursuant to a registration statement filed by PracticeWorks with the SEC on or about May 6, 2002 (the "Registered Offering"), or such later date as agreed to by the parties in writing; (b) Borrower shall execute and deliver to Lender all of the items and documents set forth in this Section 2 to be provided by Borrower on or before the date upon which Borrower actually provides the Payoff to Lender (the "Modification Closing Date"); and (c) Borrower shall not be in breach or default under the Transaction Documents, other than continuing defaults due to the failure to pay scheduled payments of principal and/or interest under the Notes. Borrower's obligation to make the Payoff shall be conditioned upon the following requirements, all of which Lender must comply with: (a) Lender shall execute and deliver to Borrower all of the items and documents set forth in this Section 2 to be provided by Lender on or before the Modification Closing Date; and (b) Lender shall not be in breach or default under the Transaction Documents.

         2.3 Application of Payoff to Notes. Lender hereby acknowledges and agrees that the Payoff, provided it is made on or before the Payoff Deadline, shall be applied to the principal balance and accrued interest owing on the Notes in full satisfaction thereof.

         2.4 [Intentionally Omitted].
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         2.5 Subscription Agreement (With Call Rights); Issuance of Stock. On or
before the Modification Closing Date, Borrower and Lender shall enter into a Subscription Agreement (with Call Rights) for the transfer of the Stock, with such agreement in substantially the form attached hereto as EXHIBIT B. Further, on the Modification Closing Date, Borrower shall issue and deliver to Lender, at no cost to Lender related to the issuance or transfer of the Stock, certificates representing the Stock.

         2.6 Modification of Asset Purchase Agreement. On or before the Modification Closing Date, Borrower and Lender shall enter into a Modification of Asset Purchase Agreement, with such agreement in substantially the form attached hereto as EXHIBIT C.

         2.7 Releases of Collateral. On or before the Modification Closing Date, Lender agrees to terminate and release all liens and security interests held by Lender in any of the assets of Borrower securing repayment of the Notes and hereby authorizes Borrower to file all necessary UCC termination statements to effect such release upon the full satisfaction of all conditions set forth herein. Further, Lender agrees to release the shares of capital stock of Borrower that were pledged by the Pledgors pursuant to the Pledge Agreement on or before the Modification Closing Date.

         2.8 Stockholders Agreement. On or before the Modification Closing Date, Borrower, Lender and Pledgors hereby agree to execute and deliver a Stockholders Agreement in substantially the form attached hereto as EXHIBIT D. On or before the Modification Closing Date, all current officers and directors of Borrower shall resign, and Lender and Pledgors hereby agree to take all necessary steps to appoint new directors of Borrower pursuant to the procedures set forth in the Stockholders Agreement.

         2.9 Forbearance by Lender. Provided that Borrower commits no breaches or defaults under the Transaction Documents other than continuing defaults due to the failure to pay scheduled payments of principal and/or interest under the Notes, Lender shall forbear from foreclosing upon any of its collateral securing repayment of the Notes until after the Payment Deadline.

         2.10 Release of Lender and Its Affiliates. Except for all obligations under the Asset Purchase Agreement that do not relate to the Loans or the Notes, Borrower waives, releases and absolutely and forever discharges Lender and its affiliates, and their present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, actions and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now or hereafter have, that relate to the Notes or the Loans and arise from acts, omissions or events occurring prior to the date hereof. Borrower further acknowledges and represents that no event has occurred and no condition exists that presently constitutes or, after notice or lapse of time, or both, would constitute a default by Lender under the Notes or any other Transaction Documents.

         2.11 Release of Borrower and Its Affiliates. Except for all obligations under the Asset Purchase Agreement that do not relate to the Loans or the Notes, Lender waives, releases and absolutely and forever discharges Borrower and its affiliates, and their present and former
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stockholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, actions and causes of action, whether known or unknown and whether contingent or matured, that Lender may now or hereafter have, that relate to the Notes or the Loans and arise from acts, omissions or events occurring prior to the date hereof.

         2.12 Additional Capital Contribution and Loan. On or before the Modification Closing Date, PracticeWorks hereby agrees, subject only to (a) the conditions set forth herein; and (b) the completion of the Registered Offering and receipt of the proceeds related thereto, to (i) make a capital contribution to Borrower in the amount of $1,000,000.00; and (ii) loan Borrower $3,000,000.00 in exchange for the execution and delivery by Borrower of the promissory note in substantially the form attached hereto as EXHIBIT E and the security instruments contemplated therein.

         2.13 Stock Transfer Agreement; Stock Redemption Agreement. On or before the Modification Closing Date, Jones hereby agrees to execute and deliver (a) a Stock Transfer Agreement; and (b) a Stock Redemption Agreement, each in substantially the forms attached hereto as EXHIBIT F and EXHIBIT G, respectively.

         2.14 E-Commerce Agreement. On or before the Modification Closing Date, PracticeWorks and Borrower hereby agree to execute and deliver the E-Commerce Agreement in substantially the form attached hereto as EXHIBIT H.

         2.15 Morris & Manning Fees. PracticeWorks and PracticeWares both agree to indemnify, defend and hold harmless Lender and all of its affiliates for, from and against any claim, loss, damage, liability, action or cause of action arising with respect to any fees owing to Morris, Manning & Martin, LLP.

         2.16 Stock Incentive Plan. On or before the Modification Closing Date, the Lender and the Pledgors hereby agree to take all necessary steps to authorize and approve the PracticeWares, Inc. 2002 Stock Incentive Plan in substantially the form attached hereto as EXHIBIT I.

         2.17 Henry Schein Receivables. Lender will use its best efforts to resolve all disputes with Henry Schein Inc. that relate to or impact certain obligations of Henry Schein to Borrower in the amount of approximately $59,000 on or before the Modification Closing Date.

         2.18 Credit Facility. Jones hereby covenants and agrees that he will use his best efforts to negotiate, execute and deliver a credit facility on behalf of the Company on commercially reasonable terms within sixty (60) days after the Modification Closing Date.

SECTION 3 - REPRESENTATIONS OF BORROWER. Borrower represents and warrants to Lender, as of the date hereof and as of the date of Closing, that:

         3.1 Organization and Authority. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Borrower has all requisite corporate
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power and authority to execute and deliver this Agreement and the Loan
Documents, and to perform the obligations and consummate the transactions contemplated hereunder and thereunder. Borrower will endeavor to obtain prior to the Modification Closing Date authorization and approval from its Board of Directors to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby. Subject to obtaining such approval and authorization, this Agreement has been duly authorized, executed and delivered by, and is the valid and binding obligation of, Borrower enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limited creditors' rights generally.

         3.2 Litigation, Etc. To the knowledge of Borrower, there is no action, suit, proceeding or investigation pending or threatened against Borrower, which challenges the validity of this Agreement or the right of Borrower to enter into it, or to consummate the transactions contemplated hereby.

         3.3 Taxes. Borrower has filed all tax returns which are required to have been filed by Borrower and has paid all taxes shown to be due and payable on such returns.

         3.4 Compliance With Other Instruments. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement will not contravene, result in any breach of, constitute a default or require a consent under, or result in the creation of any lien in respect of any property of Borrower under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, bylaws or other agreement or instrument to which Borrower is a party or by which Borrower or any of its properties may be bound or affected.

         3.5 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental body is required for the validity of the execution and delivery, or for the performance by Borrower of this Agreement.

         3.6 Proprietary Information. To the best of its knowledge, Borrower owns or possesses sufficient legal rights to all trade or service marks, copyright, patents, processes, operation manuals, techniques, trade secrets and similar proprietary property and rights necessary for its business as now conducted and as proposed to be conducted, without any known conflict or infringement of the rights of others.

         3.7 No Defaults. Except for breaches or defaults under the Transaction Documents caused solely by the failure to pay scheduled payments of principal and/or interest under the Notes, (i) there are no defaults or breaches by Borrower under or with respect to any of the Transaction Documents; and (ii) all representations and warranties of Borrower under the Transaction Documents are true and correct as of the date hereof (except with respect to the Asset Purchase Agreement, which such representations and warranties therein were true and correct as of the Closing Date as defined therein).

         3.8 Disclosure. Neither this Agreement nor any other document referenced herein or in any other Transaction Document and furnished to Lender contains any untrue statement of a
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material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading.

SECTION 4 - REPRESENTATIONS OF LENDER. Lender represents and warrants to Borrower, as of the date hereof and as of the Modification Closing Date, that:

         4.1 Organization and Authority. Lender is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Lender has all requisite corporate power and authority to execute and deliver this Agreement and the Loan Documents, and to perform the obligations and consummate the transactions contemplated hereunder and thereunder. Lender will endeavor to obtain, prior to the Modification Closing Date, authorization and approval from its Board of Directors of the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby. Subject to obtaining such approval and authorization, this Agreement has been duly authorized, executed and delivered by, and is the valid and binding obligation of, Lender enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limited creditors' rights generally.

         4.2 Litigation, Etc. To the knowledge of Lender, there is no action, suit, proceeding or investigation pending or threatened against Lender, which challenges the validity of this Agreement or the right of Lender to enter into it, or to consummate the transactions contemplated hereby.

         4.3 Compliance With Other Instruments. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement will not contravene, result in any breach of, constitute a default or require a consent under, or result in the creation of any lien in respect of any property of Lender under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, bylaws or other agreement or instrument to which Lender is a party or by which Lender or any of its properties may be bound or affected.

         4.4 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental body is required for the validity of the execution and delivery, or for the performance by Lender of this Agreement.

         4.5 No Defaults. There are no defaults or breaches by Lender under or with respect to any of the Transaction Documents, and all representations and warranties of Lender under the Transaction Documents are true and correct as of the date hereof (except with respect to the Asset Purchase Agreement, which such representations and warranties were true and correct as of the Closing Date as defined therein).

         4.6 Disclosure. Neither this Agreement nor any other document referenced herein or in any other Transaction Document and furnished to Borrower contains any untrue statement of a
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material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading.

SECTION 5 - GENERAL

         5.1 All terms, conditions and provisions of the Transaction Documents are continued in full force and effect and shall remain unaffected and unchanged, except as specifically amended hereby.

         5.2 This Agreement in no way acts as a waiver, release or relinquishment of any of Lender or Borrower's rights under the Transaction Documents, and Borrower and Lender hereby reaffirms all such rights.

         5.3 This Agreement and the documents referenced herein contain the entire agreement of the parties with respect to the matters discussed herein and therein. No express or implied consent to any further modifications shall be inferred by Lender or Borrower's execution of this Agreement. Any further modification of any Transaction Document shall require the express written approval of Lender and Borrower.

         5.4 This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same Agreement.

         5.5 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         5.6 Notwithstanding this or any prior forbearance, if any, actual or implied, of any nature by Lender, time is hereby declared to be of the essence hereof and of all Transaction Documents, as modified hereby.

         5.7 This Agreement shall be governed by and construed according to the laws of the State of Arizona. Exclusive venue for any action hereunder shall be in the federal and state courts located in Maricopa County, Arizona.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]
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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the
18th day of June, 2002.

BORROWER:                           PRACTICEWARES, INC.



                                    By: s/s Gregory Jones
                                        ----------------------------------------

                                    Its: President
                                         ---------------------------------------


LENDER:                             RYKER DENTAL OF KENTUCKY, INC.



                                    By: s/s Bradley Anderson
                                        ----------------------------------------

                                    Its: Treasurer
                                         ---------------------------------------


PLEDGORS:                           PRACTICEWORKS, INC.



                                    By: s/s James C. Davis
                                        ----------------------------------------

                                    Its: Executive Vice-President
                                         ---------------------------------------



                                          s/s Gregory A. Jones
                                    --------------------------------------------
                                          GREGORY A. JONES